UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2016 (August 15, 2016)

INFOR, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-183494-06	01-0924667
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

641 AVENUE OF THE AMERICAS

NEW YORK, NEW YORK 10011

(Address of principal executive offices) (Zip Code)

(646) 336-1700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Material Definitive Agreement.

On August 15, 2016, Infor, Inc. (the “Company”), and Infor (US), Inc., a wholly owned subsidiary of the Company, entered into Amendment No. 7 (the “Amendment”) to the Credit Agreement dated as of April 5, 2012 (as amended from time to time prior to the effectiveness of the Amendment), with Bank of America, N.A., as administrative agent, the Subsidiary Loan Parties (as defined in the Amendment) party thereto, and the Amendment No. 7 Consenting Revolving Lenders (as defined in the Amendment) party thereto. The Amendment provides for, among other modifications to the Credit Agreement as set forth therein, a two year extension of the maturity date for the revolving credit facility (the “Revolver”) under the Credit Agreement, as well as a reduction in the aggregate size of the Revolver from $150 million to $120 million, with commensurate reductions in related sublimits. As of the date hereof, the Revolver remains undrawn.

The foregoing description of the Amendment and the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to: the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1; the Credit Agreement (including Amendment No. 1 thereto), copies of which are attached to the Company’s Current Report on Form 8-K, dated as of October 1, 2012, as Exhibits 10.1 and 10.2; Amendment No. 2 thereto, a copy of which is attached to the Company’s Current Report on Form 8-K, dated as of June 3, 2013, as Exhibit 10.1; Amendment No. 3 thereto, a copy of which is attached to the Company’s Quarterly Report on Form 10-Q, dated as of January 10, 2014, as Exhibit 10.1; Amendment No. 4 thereto, a copy of which is attached to the Company’s Current Report on Form 8-K, dated as of January 6, 2014, as Exhibit 10.1; Amendment No. 5 thereto, a copy of which is attached to the Company’s Current Report on Form 8-K, dated as of February 4, 2014, as Exhibit 10.1; and Amendment No. 6 thereto, a copy of which is attached to the Company’s Current Report on Form 8-K, dated as of April 23, 2014, as Exhibit 10.1, in each case, are incorporated by reference herein.

Item 2.03. Creation of a Direct Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 7, dated August 15, 2016, between Infor, Inc., Infor (US), Inc., the Subsidiary Loan Parties party thereto, the Amendment No. 7 Consenting Revolving Lenders party thereto, Bank of America, N.A., the Collateral Agent, the Issuing Bank and the Swingline Lender amending the Credit Agreement, dated as of April 5, 2012, between Infor, Inc., Infor (US), Inc., the lenders from time to time party thereto and Bank of America, N.A. as administrative agent, and other agents and arrangers named therein, as previously amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOR, INC.

Date: August 16, 2016	By:	/s/ Gregory M. Giangiordano
		Name:	Gregory M. Giangiordano
		Title:	President

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Amendment No. 7, dated August 15, 2016, between Infor, Inc., Infor (US), Inc., the Subsidiary Loan Parties party thereto, the Amendment No. 7 Consenting Revolving Lenders party thereto, Bank of America, N.A., the Collateral Agent, the Issuing Bank and the Swingline Lender amending the Credit Agreement, dated as of April 5, 2012, between Infor, Inc., Infor (US), Inc., the lenders from time to time party thereto and Bank of America, N.A. as administrative agent, and other agents and arrangers named therein, as previously amended.